ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Payables and Accruals [Abstract]
Accrued payroll and related costs	$ 18,067	$ 14,328
Accrued vacation	5,432	3,415
Accrual for minimum wage increase	1,128	3,581
Cash overdraft		1,109
Labor union contribution	1,912	1,564
Other	4,169	2,339
Total accrued expenses and other current liabilities	$ 30,708	$ 26,336